     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 1, 1998

                                                     REGISTRATION NO. 333-52481
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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               ----------------

                                   FORM S-1
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                               ----------------

                          AMERICAN TOWER CORPORATION
                 (FORMERLY AMERICAN TOWER SYSTEMS CORPORATION)
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

        DELAWARE                     4899                     65-072383
     (STATE OR OTHER           (PRIMARY STANDARD          (I.R.S. EMPLOYER
     JURISDICTION OF              INDUSTRIAL             IDENTIFICATION NO.)
    INCORPORATION OR          CLASSIFICATION CODE
      ORGANIZATION)                 NUMBER)

              116 HUNTINGTON AVENUE, BOSTON, MASSACHUSETTS 02116
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                               ----------------

                                STEVEN B. DODGE
                          AMERICAN TOWER CORPORATION
                             116 HUNTINGTON AVENUE
                          BOSTON, MASSACHUSETTS 02116
                                (617) 375-7500
(NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)

                               ----------------

                                  COPIES TO:
       NORMAN A. BIKALES, ESQ.                   JOHN T. BOSTELMAN, ESQ.
      SULLIVAN & WORCESTER LLP                     SULLIVAN & CROMWELL
       ONE POST OFFICE SQUARE                       125 BROAD STREET
     BOSTON, MASSACHUSETTS 02109                NEW YORK, NEW YORK 10004

                               ----------------
  Approximate date of commencement of proposed sale to the public: immediately
_______________________________________________________________________________

  If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [_]

  If this form is filed pursuant to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] Registration Statement No. 333-52481

  If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

  If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

  If delivery of the prospectus is expected to be made pursuant to Rule 434, check the following box. [_]

                               ----------------
                        CALCULATION OF REGISTRATION FEE

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
                                               PROPOSED          PROPOSED
 TITLE OF EACH CLASS OF       AMOUNT            MAXIMUM           MAXIMUM
  SECURITIES TO BE REG-        TO BE        OFFERING PRICE       AGGREGATE         AMOUNT OF
         ISTERED            REGISTERED       PER SECURITY     OFFERING PRICE   REGISTRATION FEE
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Class A Common Stock,
 $.01 par value........      2,984,272          $23.50          $70,130,392         $20,689
-----------------------------------------------------------------------------------------------

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

                             EXPLANATORY STATEMENT

  This registration statement is being filed pursuant to Rule 462(b) and General Instruction V of Form S-1. The contents of Registration Statement No. 333-52481 are hereby incorporated by reference.

                                    EXHIBITS

 EXHIBIT NO.                 DESCRIPTION OF DOCUMENT                     EXHIBIT FILE NO.
 ----------- ------------------------------------------------------- ------------------------
  5                                                                  Filed herewith as
             Opinion of Sullivan & Worcester LLP ................... Exhibit 5
 23.0        Consents of Sullivan & Worcester LLP................... Contained in the opinion of Sullivan & Worcester
                                                                     LLP filed herewith as
                                                                     part of Exhibit 5
 23.1                                                                Filed herewith as
             Independent Auditor's Consents--Deloitte & Touche LLP.. Exhibit 23.1
 23.2                                                                Filed herewith as
             Consent of Pressman Ciocca Smith LLP................... Exhibit 23.2
 23.3                                                                Filed herewith as
             Consent of Rooney, Ida, Nolt & Ahern................... Exhibit 23.3
 23.4                                                                Filed herewith as
             Consent of KPMG Peat Marwick LLP....................... Exhibit 23.4
 23.5                                                                Filed herewith as
             Consent of Ernst & Young LLP........................... Exhibit 23.5
 24          Powers of Attorney..................................... Incorporated by
                                                                     reference from Exhibit 5
                                                                     of Registration
                                                                     Statement No. 333-52481

                                   SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, the Company has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, Commonwealth of Massachusetts, on the 1st day of July 1998.

                                      AMERICAN TOWER CORPORATION

                                               /s/ Steven B. Dodge*
                                      By: __________________________________
                                                 STEVEN B. DODGE
                                              CHAIRMAN OF THE BOARD,
                                      PRESIDENT AND CHIEF EXECUTIVE OFFICER

             SIGNATURE                       TITLE
                                                                   DATE

      /s/ Steven B. Dodge*        Chairman, President,         July 1, 1998
--------------------------------   Chief Executive
        STEVEN B. DODGE            Officer and Director

      /s/ Joseph L. Winn*         Chief Financial Officer      July 1, 1998
--------------------------------
         JOSEPH L. WINN

    /s/ Justin D. Benincasa       Vice President and           July 1, 1998
--------------------------------   Corporate Controller
      JUSTIN D. BENINCASA
      *Individually and as
        Attorney-in-Fact

        /s/ Alan L. Box*          Executive Vice               July 1, 1998
--------------------------------   President and Director
          ALAN L. BOX

     /s/ Arnold L. Chavkin*       Director                     July 1, 1998
--------------------------------
       ARNOLD L. CHAVKIN

  /s/ J. Michael Gearon, Jr.*     Executive Vice               July 1, 1998
--------------------------------   President and Director
     J. MICHAEL GEARON, JR.

     /s/ Thomas H. Stoner*        Director                     July 1, 1998
--------------------------------
        THOMAS H. STONER

      /s/ Fred R. Lummis*         Director                     July 1, 1998
--------------------------------
         FRED R. LUMMIS

       /s/ Randall Mays*          Director                     July 1, 1998
--------------------------------
          RANDALL MAYS


                                 EXHIBIT INDEX

 EXHIBIT NO.                 DESCRIPTION OF DOCUMENT                     EXHIBIT FILE NO.       PAGE
 ----------- ------------------------------------------------------- ------------------------   ----
  5                                                                  Filed herewith as
             Opinion of Sullivan & Worcester LLP ................... Exhibit 5
 23.0        Consents of Sullivan & Worcester LLP................... Contained in the opinion of Sullivan & Worcester
                                                                     LLP filed herewith as
                                                                     part of Exhibit 5
 23.1        Independent Auditor's Consents--Deloitte & Touche LLP.. Filed herewith as
                                                                     Exhibit 23.1
 23.2        Consent of Pressman Ciocca Smith LLP................... Filed herewith as
                                                                     Exhibit 23.2
 23.3        Consent of Rooney, Ida, Nolt & Ahern................... Filed herewith as
                                                                     Exhibit 23.3
 23.4        Consent of KPMG Peat Marwick LLP....................... Filed herewith as
                                                                     Exhibit 23.4
 23.5        Consent of Ernst & Young LLP........................... Filed herewith as
                                                                     Exhibit 23.5
 24          Powers of Attorney..................................... Incorporated by
                                                                     reference
                                                                     from Exhibit 5 of
                                                                     Registration Statement
                                                                     No. 333-52481